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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-35-217) of Republic Automotive Parts, Inc. of our report dated February 20, 1997, appearing on page 10 of the Annual Report to Stockholders which is incorporated in this Annual Report Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears as Exhibit 27 to this Form 10-K.


/s/ PRICE WATERHOUSE LLP

Nashville, Tennessee
March 26, 1997